UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           October 22, 2007
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

On October 22, 2007, Medco Health Solutions Inc. (NYSE: MHS) and Laboratory Corporation of America® Holdings (LabCorp®) (NYSE: LH) announced a strategic research agreement to advance the field of pharmacogenomics, an emerging science integrating genetics and drug treatment that is leading the way toward personalized medicine. The research effort, which will be centered on tamoxifen, is the latest in a rapidly growing field of studies linking individual genetics to the safety and efficacy of specific prescription drugs. Genotyping for the study will be performed using the FDA-cleared Roche AmpliChip® CYP450 test. Financial terms of the agreement were not disclosed.

Exhibits

99.1 Press Release dated October 22, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: October 23, 2007	By:	/s/Bradford T. Smith
Bradford T. Smith, Executive Vice President and Secretary